Deposits	9 Months Ended
Sep. 30, 2021
Gryphon Digital Mining, Inc. [Member]
Deposits [Line Items]
DEPOSITS

NOTE 3 — DEPOSITS

During the nine months ended September 30, 2021, the Company paid approximately $27,093,000 and $1,074,000 in cash and digital assets, respectively, as deposits, primarily for miners, and, as of September 30, 2021, the Company received 596 miners with a purchase price of $3,656,000. Upon receipt the miner will be reclassified to property and equipment.

For the nine months ended September 30, 2021, the Company paid $100,000 refundable deposits for the acquisition of 250,000 units of carbon credits. Balance will be refunded in the event the Company does not achieve verified credits by December 31, 2021. Also, as of September 30, 2021, the Company had a $60,000 refundable deposit paid to Coinmint.